UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

Quarterly Schedule of Portfolio Holdings of

Registered Management Investment Company

Investment Company Act File Number: 811-22881

American Funds Developing World Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: November 30

Date of reporting period: August 31, 2014

Michael W. Stockton

American Funds Developing World Growth and Income Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

Copies to:

Michael Glazer

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Schedule of Investments

American Funds Developing World Growth and Income FundSM
Investment portfolio
August 31, 2014
unaudited
Common stocks 84.78% Financials 14.77%	Shares	Value (000)
Bangkok Bank PCL, nonvoting depository receipt	6,117,400	$39,263
Bank of China Ltd., Class H	52,962,000	24,602
bank muscat (SAOG)	12,565,324	23,890
Fibra Uno Administración, SA de CV	6,040,800	21,688
Barclays Africa Group Ltd.	1,138,705	17,784
Industrial and Commercial Bank of China Ltd., Class H	23,799,000	15,784
Ita· Unibanco Holding SA, preferred nominative (ADR)	636,460	11,456
China Overseas Land & Investment Ltd.	3,742,000	10,526
Banco Bradesco SA, preferred nominative (ADR)	502,400	9,164
Siam Commercial Bank PCL	1,413,500	8,276
Mapletree Greater China Commercial Trust	10,230,000	7,740
AIA Group Ltd.	1,400,400	7,643
ICICI Bank Ltd.	294,817	7,564
CIMB Group Holdings Bhd.	3,149,154	7,373
Standard Chartered PLC	342,000	6,887
Sberbank of Russia	3,235,447	6,400
BDO Unibank, Inc.	2,298,500	4,771
		230,811
Telecommunication services 13.35%
MTN Group Ltd.	1,927,700	43,563
HKT Trust and HKT Ltd., units	23,829,960	28,227
Philippine Long Distance Telephone Co. (ADR)	307,500	23,321
MegaFon OJSC (GDR)	623,600	17,648
Bharti Airtel Ltd.	2,871,359	17,499
China Unicom (Hong Kong) Ltd.	9,108,000	16,241
Singapore Telecommunications Ltd.	4,930,000	15,354
LG Uplus Corp.	980,432	10,588
América Móvil, SAB de CV, Series L (ADR)	385,700	9,453
OJSC Mobile TeleSystems (ADR)	386,500	7,131
Advanced Info Service PCL	1,058,600	6,927
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	29,672,300	6,760
Globe Telecom, Inc.	144,455	5,964
		208,676
Consumer staples 9.57%
Thai Beverage PCL	40,370,000	22,947
Unilever PLC	476,100	21,017
Shoprite Holdings Ltd.	1,328,835	18,370
Casino, Guichard-Perrachon SA	133,015	15,875
SABMiller PLC	263,400	14,531
Nestlé SA	138,943	10,783
Danone SA	153,846	10,742
Mead Johnson Nutrition Co.	109,500	10,468
Want Want China Holdings Ltd.	7,953,000	9,862
American Funds Developing World Growth and Income Fund — Page 1 of 6

unaudited
Common stocks Consumer staples (continued)	Shares	Value (000)
Olam International Ltd.	3,758,000	$7,973
Imperial Tobacco Group PLC	160,800	7,013
		149,581
Consumer discretionary 9.10%
SJM Holdings Ltd.	12,872,000	32,387
Baoxin Auto Group Ltd.	23,359,500	17,331
Wynn Macau, Ltd.	4,500,400	17,247
Merida Industry Co., Ltd.	1,519,350	11,183
PT Astra International Tbk	17,062,200	11,049
Truworths International Ltd.	1,132,166	7,897
Minth Group Ltd.	3,610,000	7,686
BEC World PCL	5,015,600	7,459
Chow Sang Sang Holdings International Ltd.	2,776,000	6,970
Jumbo SA1	409,382	6,025
Cia. Hering, ordinary nominative	453,400	5,669
Stella International Holdings Ltd.	1,818,000	4,997
Arcos Dorados Holdings Inc., Class A	539,521	3,879
CTC Media, Inc.	265,100	2,407
		142,186
Information technology 8.08%
Lenovo Group Ltd.	13,274,000	20,279
Infosys Ltd.	321,659	19,077
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	471,200	9,867
Taiwan Semiconductor Manufacturing Co. Ltd.	1,618,000	6,712
Delta Electronics, Inc.	2,191,000	15,393
Catcher Technology Co., Ltd.[1]	1,408,000	14,273
Avago Technologies Ltd.	159,900	13,126
MediaTek Inc.	696,000	11,631
Quanta Computer Inc.	3,233,000	9,129
Accenture PLC, Class A	84,400	6,842
		126,329
Industrials 7.95%
CCR SA, ordinary nominative	3,242,600	29,348
Yungtay Engineering Co., Ltd.	7,311,000	18,124
CTCI Corp.	8,240,000	14,748
Airports of Thailand PCL	1,546,100	11,472
BTS Rail Mass Transit Growth Infrastructure Fund	29,817,700	9,616
IJM Corp. Bhd.	4,138,600	8,535
Barloworld Ltd.	768,363	7,302
AirTAC International Group	698,000	7,181
Beijing Enterprises Holdings Ltd.	766,000	6,602
Larsen & Toubro Ltd.	244,063	6,140
Alliance Global Group, Inc.	9,247,200	5,217
		124,285
American Funds Developing World Growth and Income Fund — Page 2 of 6

unaudited
Common stocks Materials 7.27%	Shares	Value (000)
Vale SA, Class A, preferred nominative	3,252,000	$37,728
Vale SA, ordinary nominative (ADR)	12,000	157
ALROSA OJSC	16,667,253	19,139
First Quantum Minerals Ltd.	700,000	15,715
Glencore PLC	1,577,600	9,491
Potash Corp. of Saskatchewan Inc.	249,400	8,760
Koninklijke DSM NV	128,281	8,566
Taiwan Cement Corp.	4,713,000	7,489
Tata Steel Ltd.	787,625	6,661
		113,706
Utilities 5.33%
Enersis SA (ADR)	2,006,100	33,923
Cia. Energética de Minas Gerais - CEMIG, preferred nominative (ADR)	2,371,224	20,369
Cia. Energética de Minas Gerais - CEMIG, preferred nominative	419,400	3,590
Glow Energy PCL	6,080,300	16,657
AES Corp.	578,000	8,774
		83,313
Energy 4.28%
Oil Search Ltd.	1,884,439	17,054
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	789,600	15,452
Rosneft Oil Company OJSC (GDR)	2,331,400	14,236
Ensco PLC, Class A	203,800	10,288
Tenaris SA (ADR)	164,400	7,283
Fugro NV, depository receipts	70,610	2,561
		66,874
Health care 0.30%
PT Kalbe Farma Tbk	33,508,500	4,755
Miscellaneous 4.78%
Other common stocks in initial period of acquisition		74,748
Total common stocks (cost: $1,261,786,000)		1,325,264
Convertible bonds 0.22% Consumer discretionary 0.22%	Principal amount (000)
Dufry AG, convertible notes, 2.00% 2015	CHF3,000	3,363
Financials 0.00%
bank muscat (SAOG) 4.50% convertible notes 2017	OMR24	66
Total convertible bonds (cost: $3,516,000)		3,429
American Funds Developing World Growth and Income Fund — Page 3 of 6

unaudited
Bonds, notes & other debt instruments 3.84% Bonds & notes of governments & government agencies outside the U.S. 2.50%	Principal amount (000)	Value (000)
Brazil (Federal Republic of) Global 7.875% 2015	$8,750	$9,091
Colombia (Republic of) Global 8.25% 2014	5,540	5,668
Colombia (Republic of) Global 7.375% 2017	4,355	4,997
Indonesia (Republic of) 7.25% 2015	8,934	9,314
United Mexican States Government Global, Series A, 6.625% 2015	9,700	9,990
		39,060
Corporate bonds & notes 1.34% Energy 0.56%
Pemex Project Funding Master Trust 4.875% 2015	8,600	8,786
Telecommunication services 0.53%
América Móvil, SAB de CV 3.625% 2015	8,250	8,394
Materials 0.25%
Corporación Nacional del Cobre de Chile 4.75% 2014	3,850	3,866
Total corporate bonds & notes		21,046
Total bonds, notes & other debt instruments (cost: $60,031,000)		60,106
Short-term securities 9.87%
Abbott Laboratories 0.10% due 9/18/2014[2]	14,875	14,875
Bank of New York Mellon Corp. 0.04% due 9/2/2014[2]	25,500	25,500
Federal Home Loan Bank 0.07%—0.09% due 9/5/2014—10/31/2014	113,940	113,935
Total short-term securities (cost: $154,306,000)		154,310
Total investment securities 98.71% (cost: $1,479,639,000)		1,543,109
Other assets less liabilities 1.29%		20,153
Net assets 100.00%		$1,563,262
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $40,375,000, which represented 2.58% of the net assets of the fund.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. generally accepted accounting principles. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
American Funds Developing World Growth and Income Fund — Page 4 of 6

unaudited
Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.
American Funds Developing World Growth and Income Fund — Page 5 of 6

unaudited
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of August 31, 2014 (dollars in thousands):
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$230,811	$—	$—	$230,811
Telecommunication services	208,676	—	—	208,676
Consumer staples	149,581	—	—	149,581
Consumer discretionary	142,186	—	—	142,186
Information technology	126,329	—	—	126,329
Industrials	124,285	—	—	124,285
Materials	113,706	—	—	113,706
Utilities	83,313	—	—	83,313
Energy	66,874	—	—	66,874
Health care	4,755	—	—	4,755
Miscellaneous	74,748	—	—	74,748
Convertible bonds	—	3,429	—	3,429
Bonds, notes & other debt instruments	—	60,106	—	60,106
Short-term securities	—	154,310	—	154,310
Total	$1,325,264	$217,845	$—	$1,543,109
Federal income tax information	(dollars in thousands)

Gross unrealized appreciation on investment securities	$86,849
Gross unrealized depreciation on investment securities	(23,379)
Net unrealized appreciation on investment securities	63,470
Cost of investment securities	1,479,639
Key to abbreviations
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
CHF = Swiss francs
OMR = Omani rials
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-100-1014O-S42128	American Funds Developing World Growth and Income Fund — Page 6 of 6

ITEM 2 – Controls and Procedures

The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS DEVELOPING WORLD GROWTH AND INCOME FUND

By /s/ Shaw B. Wagener
Shaw B. Wagener, Vice Chairman, President and Principal Executive Officer

Date: October 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Shaw B. Wagener
Shaw B. Wagener, Vice Chairman, President and Principal Executive Officer

Date: October 29, 2014

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: October 29, 2014